EXHIBIT 10.37

AMENDMENT TO THE

MANAGEMENT STOCKHOLDERS’ AGREEMENT

This Amendment to the Management Stockholders’ Agreement (the “Amendment”) is made effective as of January 1, 2009, by and between Neiman Marcus, Inc., a Delaware corporation (formerly known as Newton Acquisition, Inc.) (the “Company”), the Majority Stockholders (as listed on Schedule A) and the Management Stockholders (as listed on Schedule B).

W I T N E S S E T H:

WHEREAS, the Company, the Majority Stockholder and the Management Stockholder entered into the Management Stockholders’ Agreement (the “Agreement”) effective as of October 6, 2005; and

WHEREAS, the Company, the Majority Stockholder and the Management Stockholder now desire to amend the Agreement for compliance with Internal Revenue Code Section 409A and the Treasury Regulations thereunder, and to make certain other changes;

NOW, THEREFORE, pursuant to the authority reserved in Section 9, the Agreement is amended as follows:

1.             The Agreement is hereby amended such that the term “Company” shall mean Neiman Marcus, Inc.

2.             Section 1(j) of the Agreement is hereby amended and restated in its entirety as follows:

(j)            “Fair Market Value” shall mean, as of any date:

i.              for Common Stock not readily tradable on an established securities market (as determined in accordance with Treas. Reg. §§ 1.409A-1(b)(5)(vi)(G) and 1.409A-1(k)), the value per share of Common Stock as determined in good faith by the Board and based upon the reasonable application of a reasonable valuation method in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv)(B); or

ii.             for Common Stock readily tradable on an established securities market (as determined in accordance with Treas. Reg. §§ 1.409A-1(b)(5)(vi)(G) and 1.409A-1(k)), (i) the closing price on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. (“NASD”) selected by the Board.  The Fair Market Value of a share of Common Stock as of any such date on which the applicable exchange or inter-dealer quotation system through which trading in the Common Stock regularly occurs is closed shall be the Fair Market Value determined pursuant to the preceding sentence as of the immediately preceding date on which the Common Stock is traded, a bid and ask price is reported or a trading price is reported by any member of NASD selected by the Board.  In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value shall be determined in good faith by the Board and based upon any other reasonable method using actual transactions in such Common Stock as reported by any member of NASD selected by the Board.  However, the Fair Market Value of Common Stock readily tradable on an established securities market shall in all events be determined in a manner which satisfies the requirements of Treas. Reg. § 1.409A-1(b)(5)(iv)(A).

The right to an Outside Appraisal provided for in Sections 3(b)(ii) and 3(c)(ii) shall not apply to Common Stock readily tradable on an established securities market.

3.             Except as otherwise specifically set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on this the 10th day of December, 2008.

NEIMAN MARCUS, INC.

By:	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Senior Vice President

SCHEDULE A

MAJORITY STOCKHOLDERS

NEWTON HOLDING, LLC

By:	/s/ Clive Bode
Title:	Partner and General Counsel

TPG NEWTON III LLC
By:	TPG Partners III, L.P., its Managing Member
By:	TPG GenPar III, L.P., its General Manager
By:	TPG Advisors III, Inc., its General Partner

By:	/s/ Clive Bode
Title:	Partner and General Counsel

TPG PARTNERS IV, L.P.
By:	TPG GenPar IV, L.P., its General Partner
By:	TPG Advisors III, Inc., its General Partner

By:	/s/ Clive Bode
Title:	Partner and General Counsel

TPG NEWTON CO-INVEST I LLC
By:	TPG GenPar IV, L.P., its Managing Member
By:	TPG Advisors IV, Inc., its General Partner

By:	/s/ Clive Bode
Title:	Partner and General Counsel

WARBURG PINCUS PRIVATE
EQUITY VIII, L.P.
By:	Warburg Pincus Partners, LLC, its General Partner
By:	Warburg Pincus & Co., its Managing Partner

By:	/s/ Kewsong Lee
Title:

WARBURG PINCUS NETHERLANDS
PRIVATE EQUITY VIII C.V.I.
By:	Warburg Pincus Partners, LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Kewsong Lee
Title:

WARBURG PINCUS GERMANY
PRIVATE EQUITY VIII K.G.
By:	Warburg Pincus Partners, LLC, its General Partner
By:	Warburg Pincus & Co., it Managing Member

By:	/s/ Kewsong Lee
Title:

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
By:	Warburg Pincus IX LLC, its General Partner

By:	/s/ Kewsong Lee
Title:

SCHEDULE B

MANAGEMENT STOCKHOLDERS

By:	/s/ Gerald A. Barnes
Name:	Gerald A. Barnes

By:	/s/ Steven P. Dennis
Name:	Steven P. Dennis

By:	/s/ Jeanie Galvin
Name:	Jeanie Galvin

By:	/s/ Ronald H. Goddard
Name:	Ronald H. Goddard

By:	/s/ James J. Gold
Name:	James J. Gold

By:	/s/ Neva L. Hall
Name:	Neva L. Hall

By:	/s/ Mary V. Hershey
Name:	Mary Virginia Hershey

By:	/s/ Brendan L. Hoffman
Name:	Brendan L. Hoffman

By:	/s/ Wayne A. Hussey
Name:	Wayne A. Hussey

By:	/s/ Jonathan Joselove
Name:	Jonathan Joselove

By:	/s/ Karen W. Katz
Name:	Karen W. Katz

By:	/s/ Lisa M. Kazor
Name:	Lisa M. Kazor

By:	/s/ Steven Kornajcik
Name:	Steven Kornajcik

By:	/s/ Thomas Lind
Name:	Thomas Lind

By:	/s/ Marita O’Dea Glodt
Name:	Marita O’Dea Glodt

By:	/s/ Ann S. Paolini
Name:	Ann S. Paolini

By:	/s/ J. Russell Patrick
Name:	John Russell Patrick

By:	/s/ Gregory G. Shields
Name:	Gregory G. Shields

By:	/s/ Stacie R. Shirley
Name:	Stacie R. Shirley

By:	/s/ James E. Skinner
Name:	James E. Skinner

By:	/s/ Margaret E. Spaniolo
Name:	Margaret E. Spaniolo

By:	/s/ Thomas P. Stangle
Name:	Thomas P. Stangle

By:	/s/ T. Dale Stapleton
Name:	T. Dale Stapleton

By:	/s/ Ann Stordahl
Name:	Ann Stordahl

By:	/s/ Burton M. Tansky
Name:	Burton M. Tansky

By:	/s/ Kim Yee
Name:	Kim Yee

TANSKY 2007 CHILDREN AND GRANDCHILDREN TRUST

By:	/s/ Eva T. Blum
Name:	Eva T. Blum, Trustee

KATZ 2008 IRREVOCABLE TRUST

By:	/s/ Mary Ann Mihalopoulos
Name:	Mary Ann Mihalopoulos, Trustee